SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.

A.	Prudential Financial, Inc., a New Jersey Corporation, furnishes herewith, as Exhibit 99.0, a press release announcing second quarter 2003 results.

B.	Prudential Financial, Inc., furnishes herewith, as Exhibit 99.1,the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended June 30, 2003.

Item 12. Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey Corporation, furnishes herewith, as Exhibit 99.0, a press release announcing second quarter 2003 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 5, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/s/ ANTHONY S. PISZEL
Name: Anthony S. Piszel Title: Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.0	Press Release of Prudential Financial, Inc., dated August 5, 2003.

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended June 30, 2003.